CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the use in this Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (No. 333-252773) (the “Registration Statement”) of our report dated March 19, 2021 relating to the financial statements of Prudential Annuities Life Assurance Corporation and consent to the use in the Registration Statement of our report dated April 9, 2021 relating to the financial statements of each of the subaccounts of Prudential Annuities Life Assurance Corporation Variable Account B indicated in our report. We also consent to the reference to us under the heading “Experts” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
New York, NY
May 19, 2021